UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 15, 2026, Telomir Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the peer-reviewed publication of preclinical data relating to Telomir-Zn in Biomedicine & Pharmacotherapy, in a manuscript entitled “Telomir-Zn Restores Glucose Homeostasis and Reduces Insulin Resistance in a Diet-Induced Zebrafish Model of Type 2 Diabetes.”

The publication reports that Telomir-Zn produced dose-dependent improvements in fasting blood glucose, glucose tolerance, fasting insulin levels, and insulin resistance, as measured by HOMA-IR, in a diet-induced zebrafish model of Type 2 diabetes mellitus. The findings provide additional peer-reviewed evidence supporting Telomir-Zn’s mechanism of action through modulation of intracellular metal homeostasis and further expand the scientific foundation underlying the Company’s lead clinical program.

The publication is the Company’s second peer-reviewed publication in 2026, supporting the biological mechanism of Telomir-Zn. Telomir-Zn has received Investigational New Drug (IND) clearance from the U.S. Food and Drug Administration for the Company’s Phase 1/2 clinical trial (TELO-001) in patients with advanced or metastatic triple-negative breast cancer.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Telomir Pharmaceuticals, Inc., dated June 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: June 15, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer